UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                   FORM 8-K/A

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 5, 2003

                                Azco Mining, Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)



          Delaware                      0-20430                  84-1094315
          --------                   -------------               ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)


7239  El  Mirage  Road,  Glendale,  AZ                            85307
--------------------------------------                            -----
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (623) 935-0774
                                                     --------------


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ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT.

None.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

None.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP.

None.


ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

On September 5, 2003, PricewaterhouseCoopers LLP ("PWC") resigned as the independent accountants for Azco Mining Inc. ("the Company").

PWC's reports on the Company's consolidated financial statements as of and for the years ended June 30, 2002 and June 30, 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except that both reports included a separate paragraph expressing substantial doubt regarding the ability to continue as a going concern.

In connection with its audits for the two most recent fiscal years and through September 5, 2003, there have been no disagreements with PWC on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PWC, would have caused them to make reference thereto in their reports on the financial statements for such years.

Pursuant to Item 304 (a) (3) of Regulation S-K, the Company has requested that PWC provide a letter addressed to the Securities & Exchange Commission stating whether or not PWC agrees with the above statements. A copy of the letter dated September 30, 2003, as well as the Form 8-K originally filed September 12, 2003, are filed as Exhibit 16 to this Form 8-K/A.

ITEM  5.  OTHER  EVENTS.

None.

ITEM  6.  RESIGNATIONS  OF  REGISTRANT'S  DIRECTOR'S

None.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.


16       Letter to AZCO Mining Inc. from PricewaterhouseCoopers LLP

16.1     Letter to SEC from PricewaterhouseCoopers LLP


ITEM  8.  CHANGE  IN  FISCAL  YEAR.

None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AZCO  MINING,  INC.


                                         ---------------------------------------
                                         Ryan Modesto, Vice President Finance


Dated:  October 1, 2003



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